UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019 (June 5, 2019)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor New York, New York 10110		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 515-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2019, Vince Holding Corp. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). The proposals submitted to a stockholder vote at the Annual Meeting are described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2019. The results of such stockholder vote are set forth below:

Proposal No. 1 – To elect three Class II directors to serve until our annual meeting of stockholders to be held in 2022 or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Vote
Jonathan Borell	9,191,873	253,814	1,790,459
Ryan Esko	710,773	8,734,914	1,790,459
Eugenia Ulasewicz	9,249,147	196,540	1,790,459

As reported in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2019, Jonathan Borell and Ryan Esko resigned from the Company’s board of directors (the “Board”) and any positions held thereto, effective May 13, 2019.  On the same date, Matthew Garff was elected to fill the vacancies created by Mr. Borell’s resignation on the Board and the compensation committee of the Board, as well as the vacancy created by Mr. Esko’s resignation on the nominating and corporate governance committee of the Board.  The vacancy created by Mr. Esko’s resignation on the Board may be filled at a later date by the Board or Sun Cardinal, LLC, pursuant to the Company’s certification of incorporation.  All votes cast for Mr. Borell were voted for Mr. Garff as described in the Proxy Statement and in accordance with applicable laws.  The votes cast for Mr. Esko were disregarded.

Proposal No. 2 – Ratification of appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.

For	Against	Abstain
11,234,894	1,252	0

Proposal No. 3 – Approval, on a non-binding, advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
9,062,569	74,698	308,420	1,790,459

Proposal No. 4 – Approval, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of our named executive officers will be conducted.

1 year	2 years	3 years	Abstain	Broker Non-Vote
9,434,039	1,472	9,865	311	1,790,459

The Company will include an advisory vote on its named executive officer compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on named executive officer compensation, which will occur no later than the Company’s 2025 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINCE HOLDING CORP.

Date: June 11, 2019	By:	/s/ David Stefko
David Stefko
Executive Vice President, Chief Financial Officer